(h)(3)(i)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT – FIDELITY BOND

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

Voya Balanced Portfolio

VOYA CORPORATE LEADERS® TRUST FUND

Voya Corporate Leaders® Trust Fund Series

B

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

Voya Corporate Leaders® 100 Fund

Voya Global Multi-Asset Fund

Voya Large-Cap Growth Fund

Voya Large Cap Value Fund

Voya Mid Cap Research Enhanced Index

Fund

Voya MidCap Opportunities Fund

Voya Multi-Manager Mid Cap Value Fund

Voya SmallCap Opportunities Fund

Voya Small Company Fund

Voya U.S. High Dividend Low Volatility

Fund

VOYA FUNDS TRUST

Voya Floating Rate Fund

Voya GNMA Income Fund

Voya Government Money Market Fund

Voya High Yield Bond Fund

VOYA FUNDS TRUST (continued)

Voya Intermediate Bond Fund

Voya Short Term Bond Fund

Voya Strategic Income Opportunities Fund

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIAL FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

Voya Balanced Income Portfolio

Voya Global Perspectives® Portfolio

Voya Government Liquid Assets Portfolio1

Voya High Yield Portfolio1

Voya Large Cap Growth Portfolio

Voya Large Cap Value Portfolio

Voya Limited Maturity Bond Portfolio1

Voya Retirement Conservative Portfolio

Voya Retirement Growth Portfolio

VOYA INVESTORS TRUST (continued)

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

Voya Retirement Moderate Growth	ING PARTNERS, INC.
Portfolio
Voya Retirement Moderate Portfolio	Voya Global Bond Portfolio
Voya U.S. Stock Index Portfolio1	Voya Index Solution 2025 Portfolio
VY® BlackRock Inflation Protected Bond	Voya Index Solution 2030 Portfolio
Portfolio	Voya Index Solution 2035 Portfolio
VY® Clarion Global Real Estate Portfolio	Voya Index Solution 2035 Portfolio
VY® Clarion Real Estate Portfolio	Voya Index Solution 2040 Portfolio
VY® Invesco Growth and Income Portfolio	Voya Index Solution 2045 Portfolio
VY® JPMorgan Emerging Markets Equity	Voya Index Solution 2050 Portfolio
Portfolio1	Voya Index Solution 2055 Portfolio
VY® JPMorgan Small Cap Core Equity	Voya Index Solution 2060 Portfolio
Portfolio1	Voya Index Solution 2065 Portfolio
VY® Morgan Stanley Global Franchise	Voya Index Solution Income Portfolio
Portfolio1	Voya International High Dividend Low
VY® T. Rowe Price Capital Appreciation	Volatility Portfolio
Portfolio1	Voya Solution 2025 Portfolio
VY® T. Rowe Price Equity Income	Voya Solution 2030 Portfolio
Portfolio1	Voya Solution 2035 Portfolio
VY® T. Rowe Price International Stock	Voya Solution 2040 Portfolio
Portfolio	Voya Solution 2045 Portfolio
VOYA MUTUAL FUNDS	Voya Solution 2050 Portfolio
Voya Solution 2055 Portfolio
Voya Global Bond Fund	Voya Solution 2060 Portfolio
Voya Global Diversified Payment Fund	Voya Solution 2065 Portfolio
Voya Global High Dividend Low Volatility	Voya Solution Aggressive Portfolio
Fund	Voya Solution Balanced Portfolio
Voya Global Perspectives® Fund	Voya Solution Conservative Portfolio
Voya International High Dividend Low	Voya Solution Income Portfolio
Volatility Fund	Voya Solution Moderately Aggressive
Voya Multi-Manager Emerging Markets	Portfolio
Equity Fund	Voya Solution Moderately Conservative
Voya Multi-Manager International Equity	Portfolio
Fund	VY® American Century Small-Mid Cap
Voya Multi-Manager-International Factors	Value Portfolio
Fund	VY® Baron Growth Portfolio
Voya Multi-Manager International Small	VY® Columbia Contrarian Core Portfolio
Cap Fund	VOYA PARTNERS, INC. (continued)
VOYA MUTUAL FUNDS (continued)	VY® Columbia Small Cap Value II
Voya Russia Fund	Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

VY® Invesco Comstock Portfolio	Voya Strategic Allocation Moderate
VY® Invesco Equity and Income Portfolio	Portfolio
VY® Invesco Global Portfolio
VY® JPMorgan Mid Cap Value Portfolio	VOYA VARIABLE FUNDS
VY® T. Rowe Price Diversified Mid Cap	Voya Growth and Income Portfolio
Growth Portfolio
VY® T. Rowe Price Growth Equity	ING VARIABLE INSURANCE TRUST
Portfolio	VY® BrandywineGLOBAL – Bond
VOYA SENIOR INCOME FUND	Portfolio
VOYA VARIABLE PORTFOLIOS, INC.
VOYA SEPARATE PORTFOLIOS
Voya Emerging Markets Index Portfolio
TRUST	Voya Global High Dividend Low Volatility
Voya Emerging Markets Corporate Debt	Portfolio
Fund	Voya Index Plus LargeCap Portfolio
Voya Emerging Markets Hard Currency	Voya Index Plus MidCap Portfolio
Debt Fund	Voya Index Plus SmallCap Portfolio
Voya Emerging Markets Local Currency	Voya International Index Portfolio
Debt Fund	Voya Russell™ Large Cap Growth Index
Voya Investment Grade Credit Fund	Portfolio
Voya Securitized Credit Fund	Voya Russell™ Large Cap Index Portfolio
Voya Target In-Retirement Fund2	Voya Russell™ Large Cap Value Index
Voya Target Retirement 2025 Fund2	Portfolio
Voya Target Retirement 2030 Fund2	Voya Russell™ Mid Cap Growth Index
Voya Target Retirement 2035 Fund2	Portfolio
Voya Target Retirement 2040 Fund2	Voya Russell™ Mid Cap Index Portfolio
Voya Target Retirement 2045 Fund2	Voya Russell™ Small Cap Index Portfolio
Voya Target Retirement 2050 Fund2	Voya Small Company Portfolio
Voya Target Retirement 2055 Fund2	Voya U.S. Bond Index Portfolio
Voya Target Retirement 2060 Fund2
Voya Target Retirement 2065 Fund2	VOYA VARIABLE PRODUCTS TRUST
VOYA STRATEGIC ALLOCATION	Voya MidCap Opportunities Portfolio
Voya SmallCap Opportunities Portfolio
PORTFOLIOS, INC.
Voya Strategic Allocation Conservative
Portfolio
VOYA STRATEGIC ALLOCATION
PORTFOLIOS, INC. (continued)
Voya Strategic Allocation Growth Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

3